Exhibit 10.20
FIRST AMENDMENT TO
COOPER INDUSTRIES
AMENDED AND RESTATED
MANAGEMENT ANNUAL INCENTIVE PLAN
(Amended and Restated February 13, 2006)
WHEREAS, Cooper US, Inc. (the “Company”) maintains the Cooper Industries Amended and Restated Management Annual Incentive Plan (the “Plan”); and
WHEREAS, the Company desires to amend the Plan in certain respects;
NOW, THEREFORE, the Plan is hereby amended, effective as of August 1, 2006 as follows:
1. Article XVII of the Plan is hereby amended in its entirety to read as follows:
If there is a change in the number of outstanding Shares of Common Stock by reason of any stock dividend, stock split or reverse stock split, recapitalization, reclassification, reorganization, merger, consolidation, combination or exchange of Shares, or similar corporate change, an equitable substitution or proportionate adjustment shall be made to:
(i)	the aggregate number of Shares available for issuance under the Plan; and

(ii)	number of deferred Shares credited to a Participant’s account pursuant to Section 7.2.
Executed as of this 1st day of August 2006.
COOPER US, INC.

By:	/s/ David R. Sheil
David R. Sheil
Senior Vice President Human Resources and Chief Administration Officer